EXHIBIT 99.2

                  AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED
                       CREDIT AND REIMBURSEMENT AGREEMENT


                                                     Dated as of August 10, 2004

         AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED CREDIT AND REIMBURSEMENT AGREEMENT (this "Amendment") among The AES Corporation, a Delaware corporation (the "Borrower"), the Subsidiary Guarantors, the Bank Parties, CITICORP USA, INC., as administrative agent (the "Agent") and CITIBANK, N.A., as Collateral Agent, for the Bank Parties (the "Collateral Agent").

                             PRELIMINARY STATEMENTS

         (1) WHEREAS, the Borrower is party to a Third Amended and Restated Credit and Reimbursement Agreement dated as of March 17, 2004 (as amended, amended and restated, supplemented or otherwise modified up to the date hereof, the "Credit Agreement"; capitalized terms used herein but not defined shall be used herein as defined in the Credit Agreement) among the Subsidiary Guarantors, the Bank Parties, Citigroup Global Markets, Inc., as Lead Arranger and Book Runner, Banc of America Securities LLC, as Lead Arranger and Book Runner and as Co-Syndication Agent (for the Initial Term Loan Facility), Deutsche Bank Securities Inc., as Lead Arranger and Book Runner (for the Initial Term Loan Facility), Union Bank of California, N.A., as Co-Syndication Agent (for the Initial Term Loan Facility) and as Lead Arranger and Book Runner and as Syndication Agent (for the Revolving Credit Facility), Lehman Commercial Paper Inc., as Co-Documentation Agent (for the Initial Term Loan Facility), UBS Securities LLC, as Co-Documentation Agent (for the Initial Term Loan Facility), Societe Generale, as Co-Documentation Agent (for the Revolving Credit Facility), Credit Lyonnaise New York Branch, as Co-Documentation Agent (for the Revolving Credit Facility), the Administrative Agent and the Collateral Agent;

         (2) WHEREAS, the Borrower has requested that the Bank Parties agree to amend the Credit Agreement;

         (3) WHEREAS, the Bank Parties have agreed, subject to the terms and conditions hereinafter set forth, to amend the Credit Agreement in certain respects as set forth below.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1. Amendments to the Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:

         Amendment No. 1 to Third Amended and Restated Credit Agreement

         (a) Section 1.01 of the Credit Agreement is hereby amended as follows:

         (i) The following definitions shall be added in alphabetical order to read as follows:

         "Amendment No. 1" means Amendment No. 1 to this Agreement, dated as of August 10, 2004, among the Borrower, the Subsidiary Guarantors, the Bank Parties, the Agent and the Collateral Agent.

         "Initial Term Loan Amendment Effective Date" means the date that Amendment No. 1 to this Agreement becomes effective in accordance with Sections 2(a) and 2(c) of Amendment No. 1.

         "Permitted Business" means, with respect to any Person, (i) a line of business which is substantially the same line of business as one or more of the principal businesses of such Person and its Subsidiaries,
         (ii) a line of business which is complementary or ancillary to, one or more of the principal businesses of such Person and its Subsidiaries,
         (iii) any infrastructure business, (iv) any public utility business and
         (v) the ownership, extraction, processing, transportation, distribution and sales of fossil fuels and derivatives thereof, but, in each case, excluding trading activities or hedging transactions, other than (x) such activities conducted in the ordinary course of business, (y) such activities conducted in a manner consistent with past practices and (z) such activities or transactions intended to enhance the performance of physical assets.

         (ii) The definition of "Base Rate Margin" in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

         "Base Rate Margin" means (i) in respect of the Revolving Credit Loans, a rate per annum equal to 1.50% (subject to the provisions of Section 2.06(f) hereof), (ii) in respect of the Initial Term Loans, a rate per annum equal to 1.25% (subject to the provisions of Section 2.06(f) hereof), and (iii) in respect of the Incremental Term Loan Facility, a rate per annum to be agreed to by the Borrower, the Agent and the Incremental Term Loan Banks.

         (iii) The definition of "Euro-Dollar Margin" in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

         "Euro-Dollar Margin" means (i) in respect of the Revolving Credit Loans, a rate per annum equal to 2.50% (subject to the provisions of Section 2.06(f) hereof), (ii) respect of the Initial Term Loans, a rate per annum equal to 2.25% (subject to the provisions of Section 2.06(f) hereof) and (iii) in respect of the Incremental Term Loan Facility, a rate per annum to be agreed to by the Borrower, the Agent and the Incremental Term Loan Banks.

         (iv) The definition of "Revolving Letter of Credit Commission Rate" in
Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

         Amendment No. 1 to Third Amended and Restated Credit Agreement
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                                       3

         "Revolving Letter of Credit Commission Rate" means a rate per annum equal to 2.50%.

         (v) The definition of "Termination Date" in Section 1.01 of the Credit Agreement is hereby amended by amending and restating clause (ii) therein to read as follows:

         "(ii) the seventh anniversary of the Initial Term Loan Amendment Effective Date, in the case of the Initial Term Loan Facility (the "Initial Term Loan Termination Date") and"

         (b) Section 5.04 of the Credit Agreement is hereby amended by amending and restating clause (a) therein in its entirety to read as follows:

         "(a) will continue, and will cause each of AES BVI II, the Material AES Entities and the Pledged Subsidiaries to continue, to engage in a Permitted Business;"

         (c) Section 5.13 of the Credit Agreement is hereby amended by inserting the phrase "and thereafter" immediately after the date "March 31, 2008" therein.

         (d) Section 5.14 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

         "The Borrower will maintain at the end of each fiscal quarter of the Borrower, a Recourse Debt to Cash Flow Ratio of not more than the ratio set forth below for each period set forth below:

         -----------------------------------------------------------------------
         Four Fiscal Quarter Ending              Maximum Recourse Debt to Cash
                                                          Flow Ratio
         -----------------------------------------------------------------------
         December 31, 2003                                    8.5
         March 31, 2004                                       8.5
         June 30, 2004                                        8.5
         September 30, 2004                                   8.5
         December 31, 2004                                    8.5
         March 31,2005                                       8.35
         June 30, 2005                                       8.25
         September 30, 2005                                  8.15
         December 31, 2005                                   8.00
         March 31, 2006                                      7.90
         June 30, 2006                                       7.85
         September 30, 2006                                  7.80
         December 31, 2006                                   7.75
         March 31, 2007                                      7.70
         June 30, 2007                                       7.65
         September 30, 2007                                  7.60
         December 31, 2007                                   7.55
         March 31, 2008                                      7.50
         June 30, 2008                                       7.50

         Amendment No. 1 to Third Amended and Restated Credit Agreement
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                                       4

         September 30, 2008                                  7.50
         December 31, 2008                                   7.25
         March 31, 2009                                      7.25
         June 30, 2009                                       7.25
         September 30, 2009                                  7.25
         December 31, 2009                                   7.00
         March 31, 2010                                      7.00
         June 30, 2010                                       7.00
         September 30, 2010                                  7.00
         December 31, 2010                                   6.50
         March 31, 2011                                      6.50
         June 30, 2011 and thereafter                        6.25


         (e) Section 5.16(a)(x) of the Credit Agreement is hereby amended by amending and restating clause (B) therein in its entirety to read as follows:

         "(B) such Investment shall be in property and assets, or in the Equity Interests of a Person owning property and assets, which are part of a Permitted Business; and"

         (f) Section 5.18 of the Credit Agreement is hereby amended by adding at the end of clause (iii) therein the following proviso to read as follows:

         "; provided, further, however, that for the avoidance of doubt, the transfer of AES GEH Holdings, LLC's ownership interest in Global Energy Holdings CV to AES GEH, Inc. and the subsequent dissolution of AES GEH Holdings, LLC is permitted hereunder;"

         SECTION 2. Conditions to Effectiveness.

         (a) Except to the extent set forth in Sections 2(b) and (c) below, this Amendment shall become effective when, and only when, and as of the date (the "Amendment No. 1 Effective Date") on which the Agent shall have received counterparts of this Amendment executed by the Borrower and each of the Subsidiary Guarantors and the Required Banks or, as to any of the Required Banks, advice satisfactory to the Agent that such Bank Party has executed this Amendment and (i) when, and only when, the Agent shall have additionally received a certificate signed by a duly authorized officer of the Borrower dated the Amendment No. 1 Effective Date, to the effect that, after giving effect to this Amendment: (x) the representations and warranties contained in each of the Financing Documents are true and correct in all material respects on and as of the Amendment No. 1 Effective Date as though made on and as of such date (unless stated to relate solely to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date); and (y) no Default has occurred and is continuing, (ii) the Agent shall have received a favorable opinion of the Assistant General Counsel of the Borrower regarding the due authorization, execution and delivery of this Amendment and other matters reasonably requested by the Agent and (iii) the Agent shall have received all fees due and payable in connection with this Amendment and the

         Amendment No. 1 to Third Amended and Restated Credit Agreement
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                                       5

Agent shall have received payment of all accrued fees and expenses of the Agent (including the reasonable and accrued fees of counsel to the Agent invoiced on or prior to the date hereof).

         (b) Section 1(a)(iv) and, solely to the extent relating to Revolving Credit Loans, Sections 1(a)(ii) and 1(a)(iii) of this Amendment shall become effective (i) when, and only when, and as of the date (the "Revolver Pricing Effective Date") on which the Agent shall have received counterparts of this Amendment executed by the Borrower and each of the Subsidiary Guarantors and all of the Revolving Credit Loan Banks or, as to any of the Revolving Credit Loan Banks, advice satisfactory to the Agent that such Bank Party has executed this Amendment, (ii) the Revolving Credit Loan Banks shall have received all fees due and payable in connection with this Amendment and (iii) the Agent shall have received a certificate signed by a duly authorized officer of the Borrower dated the Revolver Pricing Effective Date, to the effect that, after giving effect to this Amendment: (x) the representations and warranties contained in each of the Financing Documents are true and correct in all material respects on and as of the Revolver Pricing Effective Date as though made on and as of such date (unless stated to relate solely to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date); and (y) no Default has occurred and is continuing.

         (c) The first two definitions in Section 1(a)(i), Section 1(a)(v), Sections 1(c) and 1(d), and, solely to the extent relating to the Initial Term Loans, Sections 1(a)(ii) and 1(a)(iii) of this Amendment shall become effective
(i) when, and only when, and as of the date (the "Initial Term Loan Amendment Effective Date") on which the Agent shall have received counterparts of this Amendment executed by the Borrower and each of the Subsidiary Guarantors and all of the Initial Term Loan Banks or, as to any of the Initial Term Loan Banks, advice satisfactory to the Agent that such Bank Party has executed this Amendment and (ii) the Agent shall have received a certificate signed by a duly authorized officer of the Borrower dated the Initial Term Loan Amendment Effective Date, to the effect that, after giving effect to this Amendment: (x) the representations and warranties contained in each of the Financing Documents are true and correct in all material respects on and as of the Initial Term Loan Amendment Effective Date as though made on and as of such date (unless stated to relate solely to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date); and (y) no Default has occurred and is continuing.

         This Amendment is subject to the provisions of Section 10.05 of the Credit Agreement.

         SECTION 3. Representations and Warranties. The Borrower represents and warrants as follows:

         (a) The representations and warranties contained in each of the Financing Documents are correct in all material respects on and as of the date of this Amendment, as though made on and as of such date (unless stated to relate solely to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date).

         (b) No Default has occurred and is continuing on the date hereof.

         Amendment No. 1 to Third Amended and Restated Credit Agreement
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                                       6

         SECTION 4. Reference to and Effect on the Financing Documents. (a) On and after the Amendment No. 1 Effective Date, the Revolver Pricing Effective Date or the Initial Term Loan Amendment Effective Date, as applicable, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Financing Documents to "the Agreement", "thereunder", "thereof", or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended and otherwise modified hereby.

         (b) The Credit Agreement, the Notes and each of the other Financing Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Financing Documents, in each case as amended by this Amendment.

         (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Credit Agreement or the other Financing Documents, nor constitute a waiver of any provision of the Credit Agreement or the other Financing Documents.

         SECTION 5. Affirmation of Subsidiary Guarantors. Each Subsidiary Guarantor hereby consents to the amendments to the Credit Agreement effected hereby, and hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Subsidiary Guarantor contained in
Article IX of the Credit Agreement, as amended hereby, or in any other Financing Documents to which it is a party are, and shall remain, in full force and effect and are hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Amendment, each reference in Article IX of the Credit Agreement and in each of the other Financing Documents to "the Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Amendment. Without limiting the generality of the foregoing, the Collateral Documents to which such Subsidiary Guarantor is a party and all of the Collateral described therein do, and shall continue to secure, payment of all of the Secured Obligations (in each case, as defined therein).

         SECTION 6. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 7. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE ACTIONS OF THE COLLATERAL TRUSTEES OR THE AGENT IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

         Amendment No. 1 to Third Amended and Restated Credit Agreement

         SECTION 8. Execution in Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         SECTION 9. Costs and Expenses. The Borrower hereby agrees to pay all reasonable costs and expenses associated with the preparation, execution, delivery, administration, and enforcement of this Amendment, including, without limitation, the fees and expenses of the Collateral Trustees' and the Agent's counsel and other out-of-pocket expenses related hereto. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

         Amendment No. 1 to Third Amended and Restated Credit Agreement

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


THE AES CORPORATION,
as Borrower

By /s/  Barry J. Sharp
   -------------------------------
Title:
Address:   1001 North 19th Street
           Arlington, VA 22209
Fax:       (703) 528-4510


         Amendment No. 1 to Third Amended and Restated Credit Agreement

SUBSIDIARY GUARANTORS:

AES HAWAII MANAGEMENT COMPANY, INC.,
as Subsidiary Guarantor

By  Willard C.  Hoagland, III
    -----------------------------
    Title:
    Address:
    Fax:


AES NEW YORK FUNDING, L.L.C.,
as Subsidiary Guarantor

By  Willard C.  Hoagland, III
    -----------------------------
    Title:
    Address:
    Fax:


AES OKLAHOMA HOLDINGS, L.L.C.,
as Subsidiary Guarantor

By  Willard C.  Hoagland, III
    -----------------------------
    Title:
    Address:
    Fax:


AES WARRIOR RUN FUNDING, L.L.C.,
as Subsidiary Guarantor

By  Willard C.  Hoagland, III
    -----------------------------
    Title:
    Address:
    Fax:


         Amendment No. 1 to Third Amended and Restated Credit Agreement

AGENTS:


CITICORP USA, INC.,
as Agent


By  /s/ Stuart Glen
    -----------------------------
    Title:
    Address:   388 Greenwich Street, 21st Floor
               New York, NY 10013

    Fax:       (212) 816-8098
    Attention: Stuart Glen
    Email:     oploanswebadmin@citigroup.com


CITIBANK N.A.,
as Collateral Agent


By  /s/ Stuart Glen
    -----------------------------
    Title:
    Address:   388 Greenwich Street, 21st Floor
               New York, NY 10013

    Fax:       (212) 816-8098
    Attention: Stuart Glen


         Amendment No. 1 to Third Amended and Restated Credit Agreement